UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 13, 2004

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 2300	Minneapolis, MN 55402

(Address of Principal Executive Offices)	(Zip Code)

612-373-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On September 13, 2004, NRG Energy, Inc. announced that it had reached an agreement for the sale of its 1,160 megawatt generating plant in Minooka, Illinois to an affiliate of LS Power Associates, L.P. A copy of the press release describing the pending sale is included as an exhibit to this Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number	Document

99.1	Press Release, dated September 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)

By	/s/ Timothy W. J. O’Brien
Timothy W. J. O’Brien
Vice President, Secretary and
General Counsel

Dated:   September 13, 2004

Exhibit Index

Exhibit
Number	Document

99.1	Press Release, dated September 13, 2004